Fees Summary	Mar. 21, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 617,050,727
Previously Paid Amount	0
Total Fee Amount	94,470.47
Total Offset Amount	0
Net Fee	$ 94,470.47